UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – October 28, 2026
(Date of earliest event reported)

HONEYWELL AEROSPACE INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-43173	39-4202057
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1944 E Sky Harbor Cir N Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (800) 601-3099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HONA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On October 28, 2026, Honeywell Aerospace Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 26, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01    Regulation FD Disclosure

On October 28, 2026, the Company issued a press release announcing plans for a significant expansion of its manufacturing facilities in Tempe, Arizona. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events

On October 28, 2026, the Company announced that its Board of Directors declared its first quarterly cash dividend on its common stock as an independent public company of $0.40 per share of its common stock. The dividend is payable on December 4, 2026, to shareholders of record as of the close of business on November 13, 2026.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit #	Description
99.1	Honeywell Aerospace Inc. Earnings Press Release dated October 28, 2026, announcing third quarter 2026 financial results.
99.2	Press Release of Honeywell Aerospace Inc., dated October 28, 2026, announcing the Tempe, Arizona facility expansion.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 28, 2026	HONEYWELL AEROSPACE INC.

By: /s/ John Donofrio
John Donofrio
Senior Vice President, General Counsel and Corporate Secretary